As filed with the Securities and Exchange Commission on November 12, 2021

File No.: 333-260226

File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

ADVANCED SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

655 Broad Street

Newark, New Jersey 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Andrew R. French

Secretary, Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, DC 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Title of the securities being registered: Shares of AST Hotchkis & Wiley Large-Cap Value Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

November 16, 2021

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust (the “Trust” or “AST”):

•                  AST MFS Large-Cap Value Portfolio

•                  AST T. Rowe Price Large-Cap Value Portfolio

You are cordially invited to a Special Meeting of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the portfolio(s) listed above (each, a “Target Portfolio” and collectively, the “Target Portfolios”) for which you own shares. The Meetings are scheduled to be held on January 5, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST MFS Large-Cap Value Portfolio	10:15 a.m. Eastern time
AST T. Rowe Price Large-Cap Value Portfolio	10:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio will be separately asked to approve or disapprove a Plan of Reorganization of the relevant Target Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio’s assets to the AST Hotchkis & Wiley Large-Cap Value Portfolio (the “Acquiring Portfolio”) of the Trust in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a “Reorganization” and collectively, the “Reorganizations”). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the “Combined Portfolio.”

If the Plan is approved and the Reorganizations are completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about February 14, 2022.

Each Reorganization is contingent upon shareholder approval of the other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning (as that term is defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The Board of Trustees of the Trust (the “Board”) has approved each Reorganization and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended July 31, 2021 or June 30, 2021, as indicated below, the Reorganizations are expected to benefit shareholders for several reasons, including that:

•                  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in large-cap companies in order to seek maximum growth in capital; (1)

(1)  Effective on the date of the Reorganization, which is expected to be on or about February 14, 2022, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP will serve as subadvisers to the Acquiring Portfolio alongside Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”). Hotchkis & Wiley has served as the subadviser to the Acquiring Portfolio since May 2004. In addition, effective on the date of the Reorganization, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.” The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

•                  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $3,853.1 million based on total assets as of July 31, 2021;

•                  The contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are same or lower than the effective investment management fee rate for each of the Target Portfolios;

•                  The total net operating expense ratio for each of the Target Portfolios is higher or the same than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended June 30, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio;

•                  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $3.0 million, based on average portfolio assets for the one-year period ended June 30, 2021;

•                  The pro forma composite hypothetical performance of the Acquiring Portfolio for the one, three-, and five-year periods ended June 30, 2021, which reflects the performance of the Acquiring Portfolio’s proposed subadvisers and investment strategies to be implemented as part of the Repositioning, is better than the performance of the AST MFS Large-Cap Value Portfolio for those same periods; and

•                  The pro forma composite hypothetical performance of the Acquiring Portfolio for the three-, five-, and ten-year periods ended June 30, 2021, which reflects the performance of the Acquiring Portfolio’s proposed subadvisers and investment strategies to be implemented as part of the Repositioning, is better than the performance of the AST T. Rowe Price Large-Cap Value Portfolio for those same periods.

The following pages include important information on the proposed Reorganizations in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to January 5, 2022. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•                  AST MFS Large-Cap Value Portfolio

•                  AST T. Rowe Price Large-Cap Value Portfolio

Each portfolio listed above (each, a “Target Portfolio” and collectively, the “Target Portfolios”) is a series of the Advanced Series Trust (the “Trust” or “AST”). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of each of the Target Portfolios into the AST Hotchkis & Wiley Large-Cap Value Portfolio (the “Acquiring Portfolio”), which is a series of the Trust. Each of the proposals is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers to the Target Portfolios and the Acquiring Portfolio, and has been approved by the Board of Trustees of AST (the “Board”). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the “Combined Portfolio.”

Q3. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. If each proposal is approved, it is expected that the total net expense ratio of the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolios, meaning that shareholders of the Target Portfolios will see a reduction in the operating expenses that they pay. As a result, it is expected that each Target Portfolio’s shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?

A. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended July 31, 2021 or June 30, 2021, as indicated below, the Reorganizations are expected to benefit Target Portfolio shareholders for a number of reasons, including:

•                  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in large-cap companies in order to seek maximum growth in capital; (1)

•                  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $3,853.1 million based on total assets as of July 31, 2021;

•                  The contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are same or lower than the effective investment management fee rate for each of the Target Portfolios;

•                  The total net operating expense ratio for each of the Target Portfolios is higher or the same than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended June 30, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio;

(1)  Effective on the date of the Reorganization, which is expected to be on or about February 14, 2022, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP will serve as subadvisers to the Acquiring Portfolio alongside Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”). Hotchkis & Wiley has served as the subadviser to the Acquiring Portfolio since May 2004. In addition, effective on the date of the Reorganization, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.” The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

•                  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $3.0 million, based on average portfolio assets for the one-year period ended June 30, 2021;

•                  The pro forma composite hypothetical performance of the Acquiring Portfolio for the one, three-, and five-year periods ended June 30, 2021, which reflects the performance of the Acquiring Portfolio’s proposed subadvisers and investment strategies to be implemented as part of the Repositioning, is better than the performance of the AST MFS Large-Cap Value Portfolio for those same periods; and

•                  The pro forma composite hypothetical performance of the Acquiring Portfolio for the three-, five-, and ten-year periods ended June 30, 2021, which reflects the performance of the Acquiring Portfolio’s proposed subadvisers and investment strategies to be implemented as part of the Repositioning, is better than the performance of the AST T. Rowe Price Large-Cap Value Portfolio for those same periods.

Please read pages 4-33 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS’ CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, as of the effective date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be subadvised by Hotchkis and Wiley Capital Management, LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP. In addition, the Acquiring Portfolio will implement a new principal investment strategy and will be renamed “AST Large-Cap Value Portfolio.” As such, the Combined Portfolio will be subadvised by each of the subadvisers noted above in accordance with the Acquiring Portfolio’s current investment objective, current investment policies, and revised principal investment strategy. The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio’s investment objective and strategies, in effect as of the date of the Reorganizations. It is expected that approximately 32% of the securities of the Target Portfolios will be sold in connection with the Reorganization and Repositioning.

Please read pages 4-33 of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio’s investment objective, strategies and policies. In addition, please see the Federal Income Tax Consequences of the Reorganization section of the Prospectus/Proxy Statement for additional information.

Q6. HAVE THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSALS?

A. Yes. The Board has approved each of the proposals and unanimously recommends that you vote in favor of the proposals.

See pages 4-33 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios’ or the Acquiring Portfolio. Prudential Annuities Distributors, Inc.  serves as the distributor for the shares of each Portfolio of the Trust. These costs are expected to be approximately $120,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that substantially all of the transaction costs of the Reorganization will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio. The transaction costs that will be paid by the transacting portfolio is expected to be approximately $190,000 (0.5 basis points).

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is October 8, 2021. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q9. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a “Meeting and collectively, the “Meetings”) are scheduled to take place on January 5, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST MFS Large-Cap Value Portfolio	10:15 a.m. Eastern time
AST T. Rowe Price Large-Cap Value Portfolio	10:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

• Attending the Meeting via remote communication at https://www.viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

• Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

• Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

• Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to go into effect on or about February 14, 2022.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contact owners will be allowed one free transfer out of the Target Portfolios during the period within sixty (60) days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations).

AST MFS LARGE-CAP VALUE PORTFOLIO,
AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JANUARY 5, 2022

To the Shareholders of AST MFS Large-Cap Value Portfolio and AST T. Rowe Price Large-Cap Value Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (the “Trust” or “AST”), will be held on January 5, 2022 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST MFS Large-Cap Value Portfolio	MFS Portfolio	10:15 a.m. Eastern time
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Portfolio	10:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

The purposes of the Meetings are as follows:

I. To approve a Plan of Reorganization of the Trust on behalf of each Target Portfolio (the “Plan”) regarding the proposed reorganization of the Target Portfolios into the AST Hotchkis & Wiley Large-Cap Value Portfolio (the “Acquiring Portfolio”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the proposals.

II. To transact such other business as may properly come before the Meetings or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a “Reorganization,” and the transactions are collectively referred to as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on October 8, 2021, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of the Target Portfolios at the close of business on that date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

COMBINED PROXY STATEMENT
for
AST MFS LARGE-CAP VALUE PORTFOLIO
AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated November 16, 2021

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of AST MFS Large-Cap Value Portfolio and AST T. Rowe Price Large-Cap Value Portfolio into AST Hotchkis & Wiley Large-Cap Value Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (the “Trust” or “AST”). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of each Target Portfolio into the AST Hotchkis & Wiley Large-Cap Value Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of the Trust.

Target Portfolio	Referred to Herein As
AST MFS Large-Cap Value Portfolio	MFS Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Portfolio

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a “Reorganization,” and the transactions are collectively referred to as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The Meetings will be held on January 5, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST MFS Large-Cap Value Portfolio	10:15 a.m. Eastern time
AST T. Rowe Price Large-Cap Value Portfolio	10:30 a.m. Eastern time

The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the Target Portfolios and has fixed the close of business on October 8, 2021 (the “Record Date”), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about December 1, 2021.

Each Reorganization is contingent upon shareholder approval of the other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning (as that term is defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The investment objective of the Target Portfolios and the Acquiring Portfolio are similar. The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST MFS Large-Cap Value Portfolio	to seek capital appreciation
AST T. Rowe Price Large-Cap Value Portfolio	to seek maximum growth of capital by investing primarily in the value stocks of larger companies

Acquiring Portfolio Name	Investment Objective
AST Hotchkis & Wiley Large-Cap Value Portfolio	to seek current income and long-term growth of income, as well as capital appreciation

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

• The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 26, 2021, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

• Supplement to the Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated September 28, 2021, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 26, 2021 (the “SAI”), or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolios, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

Page
4	Summary—AST MFS Large-Cap Value Portfolio

9	Summary—AST T. Rowe Price Large-Cap Value Portfolio

14	Summary—Combined Portfolio

18	Information About the Reorganizations

21	Comparison of MFS Portfolio and Acquiring Portfolio

27	Comparison of T. Rowe Portfolio and Acquiring Portfolio

33	Comparison of Target Portfolios, Acquiring Portfolio and Combined Portfolio

33	Management of the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio

38	Voting Information

39	Additional Information About the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio

39	Principal Holders of Shares

40	Financial Highlights

A-1	Exhibit A: Plan of Reorganization

B-1	Exhibit B: Advanced Series Trust Summary Prospectus Relating to the AST Hotchkis & Wiley Large-Cap Value Portfolio dated April 26, 2021.

AST MFS LARGE-CAP VALUE PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the MFS Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the MFS Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of the other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in “Management of the Target Portfolios and the Acquiring Portfolio,” PGIM Investments (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS,” and together with PGIM Investments, the “Manager”) serves as investment managers of the MFS Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the MFS Portfolio occurs. The section below titled “Summary—Combined Portfolio” reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The MFS Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The MFS Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST MFS Large-Cap Value Portfolio	Massachusetts Financial Services Company (“MFS”)
AST Hotchkis & Wiley Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”)
Combined Portfolio	Hotchkis & Wiley, MFS, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington”)(1)

(1) As of the effective date of the Reorganization, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned.” As of the effective date of the Reorganization, the Acquiring Portfolio will be subadvised by Hotchkis & Wiley, MFS, T. Rowe Price and Wellington. Prior to the effective date of the Reorganization, Hotchkis & Wiley serves as the sole subadviser to the Acquiring Portfolio. In addition, as of the effective date of the Reorganization, the principal investment strategy of the Acquiring Portfolio will be revised, and the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.” The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the MFS Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the MFS Portfolio and Acquiring Portfolio are similar. The investment objective of the MFS Portfolio is to seek capital appreciation. The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The investment objectives of the MFS Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The MFS Portfolio and the Acquiring Portfolio each normally invests predominantly in large-cap companies in order to seek maximum growth in capital.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadvisers, Hotchkis & Wiley, MFS, T. Rowe Price and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio’s principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

Principal Risks of the Portfolios

The principal risks associated with the MFS Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, focus risk, foreign investment risk, investment style risk, large company risk, market and management risk, redemption risk, and regulatory risk. In addition, the MFS Portfolio, but not the Acquiring Portfolio, is subject to liquidity and valuation risk as a principal risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the MFS Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption “Comparison of the MFS Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the MFS Portfolio; and the effective and the contractual investment management fee rate for the Combined Portfolio are expected to be lower than that of the MFS Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the MFS Portfolio. This means that MFS Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the MFS Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

* Because shares of both the MFS Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	MFS Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.66%		0.56%		0.55%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.02%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.93%		0.83%		0.81%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(2)	(0.01	)%(3)	(0.01	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%		0.82%		0.80%

(1) Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves adding MFS, T. Rowe Price and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio’s principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

(2) The Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the MFS Portfolio so that the MFS Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other MFS Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.92% of the MFS Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.81% of the Acquiring Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(4) To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.80% of the Combined Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the MFS Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
MFS Portfolio(1)	$94	$295	$514	$1,142
Acquiring Portfolio(1)	84	264	460	1,024
Combined Portfolio (Pro Forma Surviving)(1)	82	258	449	1,001

(1) Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled “Annual Portfolio Operating Expenses (as of June 30, 2021).”

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio’s performance. During the most recent fiscal year ended December 31, 2020, the MFS Portfolio’s turnover rate was 46% of the average value of its portfolio, and the Acquiring Portfolio’s turnover rate was 58% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the MFS Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the MFS Portfolio’s assets are transferred to the Acquiring Portfolio and the MFS Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the MFS Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the MFS Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the MFS Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the MFS Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the T. Rowe Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the T. Rowe Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of the other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in “Management of the Target Portfolios and the Acquiring Portfolio,” PGIM Investments and ASTIS serve as investment managers of the T. Rowe Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the T. Rowe Portfolio occurs. The section below titled “Summary—Combined Portfolio” reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The T. Rowe Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The T. Rowe Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Price
AST Hotchkis & Wiley Large-Cap Value Portfolio	Hotchkis & Wiley
Combined Portfolio	Hotchkis & Wiley, MFS, T. Rowe Price and Wellington(1)

(1) As of the effective date of the Reorganization, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned.” As of the effective date of the Reorganization, the Acquiring Portfolio will be subadvised by Hotchkis & Wiley, MFS, T. Rowe Price and Wellington. Prior to the effective date of the Reorganization, Hotchkis & Wiley serves as the sole subadviser to the Acquiring Portfolio. In addition, as of the effective date of the Reorganization, the principal investment strategy of the Acquiring Portfolio will be revised, and the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.” The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the T. Rowe Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the T. Rowe Portfolio and Acquiring Portfolio are similar. The investment objective of the T. Rowe Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies. The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The investment objectives of the T. Rowe Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The T. Rowe Portfolio and the Acquiring Portfolio each normally invests predominantly in large-cap companies in order to seek maximum growth in capital.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadvisers, Hotchkis & Wiley, MFS, T. Rowe Price and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio’s principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio and the T. Rowe Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, investment style risk, large company risk, market and management risk, redemption risk, and regulatory risk. The T. Rowe Portfolio is also subject to liquidity and valuation risk, while the Acquiring Portfolio is subject to focus risk as additional principal risks. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the T. Rowe Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption “Comparison of the T. Rowe Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio and the Acquiring Portfolio will not lose value. This means that the value of the Combined Portfolio and the Acquiring Portfolio’s investments, and therefore, the value of the Combined Portfolio and the Acquiring Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the and the T. Rowe Portfolio and the Acquiring Portfolio are the same; and the effective and the contractual investment management fee rates for the Combined Portfolio are expected to be lower than that of the T. Rowe Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the T. Rowe Portfolio. This means that T. Rowe Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the T. Rowe Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

* Because shares of both the T. Rowe Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	T. Rowe Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.56%		0.56%		0.55%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.01%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.82%		0.83%		0.81%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(2)	(0.01	)%(3)	(0.01	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%		0.82%		0.80%

(1) Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves adding MFS, T. Rowe Price and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio’s principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

(2) The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the T. Rowe Portfolio so that the T. Rowe Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other T. Rowe Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.81% of the T. Rowe Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.81% of the Acquiring Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(4) To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio  so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.80% of the Combined Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the T. Rowe Portfolio, the Acquiring Portfolio and the Combined Portfolio and the Acquiring Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
T. Rowe Portfolio(1)	$83	$261	$454	$1,013
Acquiring Portfolio(1)	84	264	460	1,024
Combined Portfolio (Pro Forma Surviving)(1)	82	258	449	1,001

(1) Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled “Annual Portfolio Operating Expenses (as of June 30, 2021).”

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio’s performance. During the most recent fiscal year ended December 31, 2020, the T. Rowe Portfolio’s turnover rate was 78% of the average value of its portfolio, and the Acquiring Portfolio’s turnover rate was 58% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the T. Rowe Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the T. Rowe Portfolio’s assets are transferred to the Acquiring Portfolio and the T. Rowe Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the T. Rowe Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the T. Rowe Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the T. Rowe Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the T. Rowe Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in “Management of the Target Portfolios and the Acquiring Portfolio,” PGIM Investments and ASTIS serve as the sole investment managers of the Target Portfolios and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST MFS Large-Cap Value Portfolio	MFS
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Price
AST Hotchkis & Wiley Large-Cap Value Portfolio	Hotchkis & Wiley
Combined Portfolio	Hotchkis & Wiley, MFS, T. Rowe Price and Wellington(1)

(1) As of the effective date of the Reorganization, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned.” As of the effective date of the Reorganization, the Acquiring Portfolio will be subadvised by Hotchkis & Wiley, MFS, T. Rowe Price and Wellington. Prior to the effective date of the Reorganization, Hotchkis & Wiley serves as the sole subadviser to the Acquiring Portfolio. In addition, as of the effective date of the Reorganization, the principal investment strategy of the Acquiring Portfolio will be revised, and the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.” The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganization.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the Target Portfolios. The rate paid by the Combined Portfolio is expected to be lower than the rate paid by each of the Target Portfolios because the Combined Portfolio will have more net assets. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, and taking into account the reduced contractual management fee of the Acquiring Portfolio and the expense limitation, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolios. This means that Target Portfolio shareholders will benefit from a reduced total net expense ratio.

As discussed earlier in this Prospectus/Proxy Statement, the Repositioning and each proposed Reorganization are contingent on shareholder approval of the other Reorganization.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after both of the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	MFS Portfolio	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*

* Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	MFS Portfolio		T. Rowe Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.66%		0.56%		0.56%		0.55%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.02%		0.01%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.93%		0.82%		0.83%		0.81%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(2)	(0.01	)%(3)	(0.01	)%(4)	(0.01	)%(5)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%		0.81%		0.82%		0.80%

(1) Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves adding MFS, T. Rowe Price and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio’s principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

(2) The Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the MFS Portfolio so that the MFS Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other MFS Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.92% of the MFS Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the T. Rowe Portfolio so that the T. Rowe Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other T. Rowe Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.81% of the T. Rowe Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(4) The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.81% of the Acquiring Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(5) To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.80% of the Combined Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
MFS Portfolio(1)	$94	$295	$514	$1,142
T. Rowe Portfolio(1)	83	261	454	1,013
Acquiring Portfolio(1)	84	264	460	1,024
Combined Portfolio (Pro Forma Surviving)(1)	82	258	449	1,001

(1) Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled “Annual Portfolio Operating Expenses (as of June 30, 2021).”

Reorganization Details and Reasons for the Reorganizations

Assuming completion of the Reorganizations, shareholders of the Target Portfolios will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time of each Target Portfolio’s assets are transferred to the Acquiring Portfolio and each of the Target Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolios will be liquidated and dissolved. As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

The Target Portfolios and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganizations” section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations for the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager of the Target Portfolios, the Board, including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), has unanimously approved the Reorganizations. The Manager is recommending the Reorganization because it would offer Target Portfolio shareholders exposure to multiple subadvisers, with the goal of providing improved risk-adjusted performance. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolios approve the Reorganizations. The Board also unanimously determined that the Reorganizations would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganizations.

Based on detailed information the Manager provided the Board regarding each of the Target Portfolios and the Acquiring Portfolio, the Reorganizations are expected to benefit Target Portfolio shareholders for a number of reasons including:

•                  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Large-Cap Value Portfolio normally invests predominantly in large-cap companies in order to seek maximum growth in capital; (1)

•                  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $3,853.1 million based on total assets as of July 31, 2021;

•                  The contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are same or lower than the effective investment management fee rate for each of the Target Portfolios;

(1)  Effective on the date of the Reorganization, which is expected to be on or about February 14, 2022, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP will serve as subadvisers to the Acquiring Portfolio alongside Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”). Hotchkis & Wiley has served as the subadviser to the Acquiring Portfolio since May 2004. In addition, effective on the date of the Reorganization, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.” The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

•                  The total net operating expense ratio for each of the Target Portfolios is higher or the same than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended June 30, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio;

•                  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $3.0 million, based on average portfolio assets for the one-year period ended June 30, 2021;

•                  The pro forma composite hypothetical performance of the Acquiring Portfolio for the one, three-, and five-year periods ended June 30, 2021, which reflects the performance of the Acquiring Portfolio’s proposed subadvisers and investment strategies to be implemented as part of the Repositioning, is better than the performance of the MFS Portfolio for those same periods; and

•                  The pro forma composite hypothetical performance of the Acquiring Portfolio for the three-, five-, and ten-year periods ended June 30, 2021, which reflects the performance of the Acquiring Portfolio’s proposed subadvisers and investment strategies to be implemented as part of the Repositioning, is better than the performance of the T. Rowe Portfolio for those same periods.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganizations are not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganizations.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganizations. In connection with the Reorganizations, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions, bid-ask spreads and market impact. The Manager currently expects that a majority of each Target Portfolio’s assets are able to be transferred in-kind into the Acquiring Portfolio and that the majority of the transactions will be made by the Combined Portfolio after the Reorganizations. Any costs for transactions prior to the Reorganizations will be borne by the applicable Target Portfolio shareholders, and any costs for transactions after the Reorganizations will be borne by Combined Portfolio shareholders. Actual portfolio sales and purchases after the Reorganizations will depend on portfolio composition, market conditions and other factors at the time of the Reorganizations, and will be at the discretion of the Combined Portfolio’s subadvisers—Hotchkis & Wiley, MFS, T. Rowe Price and Wellington. The extent to which the portfolio securities of the Target Portfolios will be maintained by the Combined Portfolio will be determined consistent with the Combined Portfolio’s investment objective, strategies and policies. The Manager currently expects that there will be no transaction costs prior to the Reorganizations for the MFS Portfolio and the T. Rowe Portfolio, and the Acquiring Portfolio. The Manager currently estimates that portfolio repositioning after the Reorganizations may result in the transaction costs (including brokerage commissions, bid-ask spreads and market impact) of approximately $190,000 (0.5 basis points) for the Combined Portfolio. Transaction costs may vary from these estimates, and the Manager will provide to revised estimates to the Board after the Reorganizations.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of each of the Target Portfolios do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolios with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolios.

Closing of the Reorganizations

If shareholders of each of the Target Portfolios approve the Plan, the Reorganizations will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about February 14, 2022. This is called the “Closing Date.” If the shareholders of the Target Portfolios do not approve the Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

If the shareholders of each of the Target Portfolios approve the Plan, the Target Portfolios will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolios on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolios. The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganizations. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolios will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolios. The stock transfer books of the Target Portfolios will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolios may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon each of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolios.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $120,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganizations will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio’s income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganizations may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganizations.”

Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio relating to the Reorganizations, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to “shareholders” are to the Participating Insurance Companies):

1. The transfer by each of the Target Portfolios of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolios, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolios in complete liquidation of the Target Portfolios, should be tax-free to the shareholders of the Target Portfolio.

2. The shareholders of each of the Target Portfolios should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3. No gain or loss should be recognized by each of the Target Portfolios upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of each of the Target Portfolios. In addition, no gain or loss should be recognized by each of the Target Portfolios on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolios (in liquidation of the Target Portfolio).

4. No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of each of the Target Portfolios in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolios.

5. The Acquiring Portfolio’s tax basis for the assets acquired from each of the Target Portfolios should be the same as the tax basis of these assets when held by the Target Portfolios immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolios.

6. Each of the Target Portfolios shareholder’s tax basis for the Acquiring Portfolio Shares to be received by the shareholders pursuant to the Reorganizations should be the same as its tax basis in the Target Portfolios shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganizations.

7. The holding period of the Acquiring Portfolio Shares to be received by the shareholders of each of the Target Portfolios should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolios should consult their tax advisors regarding the tax consequences to them of the Reorganizations in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

On the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF MFS PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the MFS Portfolio and Acquiring Portfolio are similar. The investment objective of the MFS Portfolio is to seek capital appreciation. The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The investment objectives of the MFS Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The MFS Portfolio and the Acquiring Portfolio each normally invests predominantly in large-cap companies in order to seek maximum growth in capital.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadvisers, Hotchkis & Wiley, MFS, T. Rowe Price and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio’s principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	MFS Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the MFS Portfolio is to seek capital appreciation.	The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.	The investment objective of the Combined Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
Principal Investment Strategies:	In pursuing its investment objective, the MFS Portfolio normally invests at least 80% of its assets (net assets plus any	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net	In pursuing its investment objective, the Combined Portfolio invests at least 80% of its net assets (including any

MFS Portfolio	Acquiring Portfolio	Combined Portfolio

borrowings made for investment purposes) in issuers with large market capitalizations.

Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The MFS Portfolio normally invests its assets primarily in equity securities. The MFS Portfolio may invest its assets in foreign securities.

The MFS Portfolio focuses on investing its assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

The subadviser to the MFS Portfolio uses an active bottom-up investment approach to buying and selling investments. Investments will be selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The subadviser normally invests the MFS Portfolio’s assets across different industries and sectors, but the subadviser may at times invest a large percentage of the MFS Portfolio’s assets in issuers in a single industry or sector.

The subadviser may engage in active and frequent trading in pursuing the MFS Portfolio’s principal investment strategies.

assets plus any borrowings made for investment purposes) in securities of large capitalization companies. This policy is a non-fundamental policy. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Acquiring Portfolio may invest up to 20% of its total assets in foreign securities.

The Acquiring Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The subadviser also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

The Acquiring Portfolio may invest in a limited number of industries or industry sectors.

borrowings for investment purposes) in securities issued by large capitalization companies. The Combined Portfolio defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three-year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest US value stocks. As of February 28, 2021, the median market capitalization for the Russell 1000 Value Index was approximately $11.7 billion. The Combined Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. The Combined Portfolio may also purchase stocks of smaller companies. In addition, the Combined Portfolio may also invest up to 20% of its total assets in foreign securities.

The Combined Portfolio is allocated among four subadvisers: Hotchkis & Wiley, MFS, T. Rowe Price, and Wellington. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and principal investment strategies. An investment in the MFS Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can’t guarantee success.

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

	Yes	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes	Yes

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

	Yes	Yes	Yes

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

	Yes	Yes	Yes

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

	Yes	Yes	Yes

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

	Yes	Yes	Yes

Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and

	Yes	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio
investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

	Yes	Yes	Yes

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

	Yes	No	No

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

	Yes	Yes	Yes

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

	Yes	Yes	Yes

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

	Yes	Yes	Yes

Performance of MFS Portfolio

A number of factors, including risk, can affect how the MFS Portfolio performs. The information below provides some indication of the risks of investing in the MFS Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the MFS Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The tables also demonstrate how the MFS Portfolio’s average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Returns

2013	34.50%
2014	10.22%
2015	-0.72%
2016	13.44%
2017	17.34%
2018	-10.15%
2019	29.35%
2020	3.90%

BEST QUARTER: 14.54% (2nd Quarter of 2020) WORST QUARTER: -23.76% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)

	1 YEAR	5 YEARS	SINCE INCEPTION (8/20/12)
MFS Portfolio	3.90%	9.96%	11.18%
S&P 500 (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	14.82	%*
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	11.14	%*

*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of 9/30/21)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION (8/20/12)
MFS Portfolio	15.33%	29.76%	11.08%	11.23%	11.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.92%	30.00%	15.99%	16.89%	15.38%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	16.14%	35.01%	10.07%	10.94%	12.00%

*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned.” As part of the Repositioning, the principal investment strategy will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The tables also demonstrate how the Acquiring Portfolio’s average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Returns(1)

2011	-4.19%
2012	16.89%
2013	39.86%
2014	13.75%
2015	-7.84%
2016	19.89%
2017	19.19%
2018	-14.15%
2019	29.52%
2020	0.27%

(1) “Annual Returns,” as presented, only reflect the performance of Hotchkis & Wiley as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

BEST QUARTER: 29.52% (4th Quarter of 2020) WORST QUARTER: -36.55% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	0.27%	9.76%	10.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%

(1) “Average Annual Total Returns,” as presented, only reflect the performance of Hotchkis & Wiley as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

Average Annual Total Returns (as of 9/30/21)(1)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	22.55%	58.73%	9.28%	12.46%	14.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.92%	30.00%	15.99%	16.89%	16.62%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	16.14%	35.01%	10.07%	10.94%	13.51%

(1) “Average Annual Total Returns,” as presented, only reflect the performance of Hotchkis & Wiley as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

Capitalizations of MFS Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of September 30, 2021: (i) the capitalization of the MFS Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	MFS Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$779,748,768	$1,222,769,090	$—		$2,002,517,858
Total shares outstanding	27,859,520	30,078,072	(8,677,508	)(a)	49,260,084
Net asset value per share	$27.99	$40.65	$		$40.65

(a) Reflects the change in shares of the MFS Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the MFS Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the MFS Portfolio immediately prior to the Reorganization.

COMPARISON OF T. ROWE PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the T. Rowe Portfolio and Acquiring Portfolio are similar. The investment objective of the T. Rowe Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies. The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The investment objectives of the T. Rowe Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The T. Rowe Portfolio and the Acquiring Portfolio each normally invests predominantly in large-cap companies in order to seek maximum growth in capital.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadvisers, Hotchkis & Wiley, MFS, T. Rowe Price and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio’s principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the T. Rowe Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.	The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.	The investment objective of the Combined Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
Principal Investment Strategies:

The T. Rowe Portfolio invests, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large-cap companies.

The T. Rowe Portfolio defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest US value stocks. As of February 28, 2021, the

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of large capitalization companies. This policy is a non-fundamental policy. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Acquiring Portfolio may invest up to

In pursuing its investment objective, the Combined Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large capitalization companies. The Combined Portfolio defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three-year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest US value stocks. As of February 28, 2021, the

T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio

median market capitalization for the Russell 1000 Value Index was approximately $11.7 billion. As the market capitalizations of the companies in the T. Rowe Portfolio and the Russell index change over time, the T. Rowe Portfolio will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels. The T. Rowe Portfolio may also purchase stocks of smaller companies.

T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:

•             low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm;

•             low stock price relative to a company’s underlying asset values;

•             companies that may benefit from restructuring activity; and/or

•             a sound balance sheet and other positive financial characteristics.

In pursuing its investment objective, the T. Rowe Portfolio has the discretion to deviate from its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in US common stocks, the T. Rowe Portfolio may invest in foreign stocks in keeping with the T. Rowe Portfolio’s objectives. The T. Rowe Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

20% of its total assets in foreign securities.

The Acquiring Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The subadviser also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

The Acquiring Portfolio may invest in a limited number of industries or industry sectors.

median market capitalization for the Russell 1000 Value Index was approximately $11.7 billion. The Combined Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. The Combined Portfolio may also purchase stocks of smaller companies. In addition, the Combined Portfolio may also invest up to 20% of its total assets in foreign securities.

The Combined Portfolio is allocated among four subadvisers: Hotchkis & Wiley, MFS, T. Rowe Price, and Wellington. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the T. Rowe Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and principal investment strategies. An investment in the T. Rowe Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can’t guarantee success.

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

	Yes	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes	Yes

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

	Yes	Yes	Yes

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

	Yes	Yes	Yes

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

	No	Yes	Yes

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

	Yes	Yes	Yes

Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

	Yes	Yes	Yes

Principal Risks	T. Rowe Portfolio	Acquiring Portfolio	Combined Portfolio

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

	Yes	Yes	Yes

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

	Yes	No	No

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

	Yes	Yes	Yes

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

	Yes	Yes	Yes

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

	Yes	Yes	Yes

Performance of T. Rowe Portfolio

A number of factors, including risk, can affect how the T. Rowe Portfolio performs. The information below provides some indication of the risks of investing in the T. Rowe Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the T. Rowe Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The tables also demonstrate how the T. Rowe Portfolio’s average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Note: The T. Rowe Portfolio, formerly the AST Value Equity Portfolio, changed subadvisers and changed its investment strategies effective October 17, 2016. The performance history furnished below prior to October 17, 2016 reflect the investment performance, investment operations, and investment strategies of the former subadvisers, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Returns

2011	-0.49%
2012	13.40%
2013	34.63%
2014	1.56%
2015	-6.06%
2016	6.13%
2017	16.55%
2018	-9.71%
2019	25.97%
2020	2.09%

BEST QUARTER: 20.83% (4th Quarter of 2020) WORST QUARTER: -29.44% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)

	1 YEAR	5 YEARS	10 YEARS
T. Rowe Portfolio	2.09%	7.51%	7.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%

Average Annual Total Returns (as of 9/30/21)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
T. Rowe Portfolio	17.46%	41.92%	9.85%	10.47%	10.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.92%	30.00%	15.99%	16.89%	16.62%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	16.14%	35.01%	10.07%	10.94%	13.51%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be “repositioned.” As part of the Repositioning, the principal investment strategy will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The tables also demonstrate how the Acquiring Portfolio’s average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Returns(1)

2011	-4.19%
2012	16.89%
2013	39.86%
2014	13.75%
2015	-7.84%
2016	19.89%
2017	19.19%
2018	-14.15%
2019	29.52%
2020	0.27%

(1) “Annual Returns,” as presented, only reflect the performance of Hotchkis & Wiley as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

BEST QUARTER: 29.52% (4th Quarter of 2020) WORST QUARTER: -36.55% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	0.27%	9.76%	10.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%

(1) “Average Annual Total Returns,” as presented, only reflect the performance of Hotchkis & Wiley as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

Average Annual Total Returns (as of 9/30/21)(1)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	22.55%	58.73%	9.28%	12.46%	14.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.92%	30.00%	15.99%	16.89%	16.62%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	16.14%	35.01%	10.07%	10.94%	13.51%

(1) “Average Annual Total Returns,” as presented, only reflect the performance of Hotchkis & Wiley as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed “AST Large-Cap Value Portfolio.”

Capitalizations of T. Rowe Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of September 30, 2021: (i) the capitalization of the T. Rowe Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	T. Rowe Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$1,644,738,488	$1,222,769,090	$—		$2,867,507,578
Total shares outstanding	79,639,446	30,078,072	(39,178,475	)(a)	70,539,043
Net asset value per share	$20.65	$40.65	$		$40.65

(a) Reflects the change in shares of the T. Rowe Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the T. Rowe Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the T. Rowe Portfolio immediately prior to the Reorganization.

COMPARISON OF THE TARGET PORTFOLIOS, ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After Reorganization

The following tables set forth, as of September 30, 2021: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Target Portfolios) as adjusted to give effect to the Reorganization.

	MFS Portfolio (unaudited)	T. Rowe Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$779,748,768	$1,644,738,488	$1,222,769,090	$—		$3,647,256,346
Total shares outstanding	27,859,520	79,639,446	30,078,072	(47,855,983	)(a)	89,721,055
Net asset value per share	$27.99	$20.65	$40.65	$		$40.65

(a) Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) MFS as the subadviser to the MFS Portfolio and Combined Portfolio, (iii) T. Rowe Price as subadviser to the T. Rowe Portfolio and Combined Portfolio, (iv) Hotchkis & Wiley as the subadviser to the Acquiring Portfolio and Combined Portfolio and (v) Wellington as subadviser to the Combined Portfolio.

Investment Management Arrangements

The Portfolios are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of September 30, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $370.3 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2021, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $155.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolios and the Acquiring Portfolio (the “Management Agreements”), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolios and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolios or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolios or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolios or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board’s approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios, the Acquiring Portfolio and Combined. The MFS Portfolio is subadvised by MFS. The T. Rowe Portfolio is subadvised by T. Rowe Price. The Acquiring Portfolio is subadvised by Hotchkis & Wiley. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will be managed by Hotchkis & Wiley, MFS, T. Rowe Price, Wellington and PGIM Investments.

Descriptions of the subadvisers and the portfolio managers are set forth below:

MFS Portfolio and Combined Portfolio (MFS Segment)

MFS. MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $656 billion as of September 30, 2021.

The MFS portfolio managers who are jointly and primarily responsible for the day-to-day management of the MFS Portfolio are Nevin Chitkara and Katherine Cannan.

Nevin Chitkara, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1997.

Katherine Cannan, an Investment Officer of MFS, is a co-manager of the Portfolio. She has been employed in the investments area of MFS since 2013.

T. Rowe Portfolio and Combined Portfolio (T. Rowe Price Segment)

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.61 trillion in assets as of September 30, 2021. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price manages the T. Rowe Portfolio and the portion of the Combined Portfolio managed by T. Rowe Price (collectively, the “Portfolio”) through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Mark Finn, John Linehan and Heather McPherson are jointly and primarily responsible for the day-to-day management of the Portfolio.

Mark S. Finn is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Institutional Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income, New Era, Capital Opportunity, and Mid-Cap Value Funds and is a vice president of the Balanced Fund. From 2005 to 2009, Mark was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price’s Fixed Income Division, where he also covered utilities and power generation. From 1998 to 2001, Mark worked with the T. Rowe Price recovery strategy team, where he evaluated financially distressed companies. Mark began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services and as the principal accounting officer for the T. Rowe Price realty income strategies. Prior to joining the firm, he had five years of auditing experience with Price Waterhouse LLP, where he worked on engagements for both public and private companies. Mark earned a BS from the University of Delaware and has earned the Chartered Financial Analyst designation. He is also a certified public accountant.

John D. Linehan is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm’s U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. From February 2010 to June 2014, John was head of US Equity and chairman of the US Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the U.S. Value Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.

Heather K. McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. She is co-portfolio manager for the Institutional US Large-Cap Value Equity Fund and associate portfolio manager for the Equity Income Fund in the U.S. Equity Division. Heather is also a vice president and Investment Advisory Committee member of the Equity Income, Growth & Income, Large-Cap Core, Mid-Cap Value, New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a BS in managerial economics from the University of California-Davis and an MBA from Duke University, The Fuqua School of Business.

Acquiring Portfolio and Combined Portfolio (Hotchkis & Wiley Segment)

Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of September 30, 2021, Hotchkis and Wiley had approximately $34.5 billion in assets under management. Hotchkis and Wiley’s address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Acquiring Portfolio. The investment process employed is the same for similar accounts, including the Acquiring Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Acquiring Portfolio are generated by Hotchkis’ investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Acquiring Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride and Patricia McKenna participate in the investment research review and decision-making process for the Acquiring Portfolio. Mr. Davis, Principal, Portfolio Manager and Executive Chairman, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Chief Executive Officer and Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995.

Combined Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA and Todd L. Kerin, are jointly and primarily responsible for the Combined Portfolio’s asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments &Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2021, Wellington Management had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager. Mr. Hand is an equity portfolio manager on the Value Team and has been working closely with W. Michael Reckmeyer III, CFA on the Value Equity Income (VEI) approach since joining Wellington in 2004. Mr. Reckmeyer announced his plan to retire and withdraw from the partnership of Wellington Management's parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer's portfolio management responsibilities will transition to Matthew Hand, CFA in the months leading up to his departure.

Previously, Mr. Hand was an equity research analyst on the team, conducting fundamental analysis on global equity investments, with a focus on the consumer sectors, REITS, transportation and logistics, and agriculture. His research supports the investment decision making for a range of portfolios managed for clients of the firm. He works in Wellington's Radnor, PA office.

Mr. Hand joined Wellington Management in 2004 after he earned his BA in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Adam H. Illfelder, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Mr. Illfelder is a portfolio manager on the Value Team. He manages equity assets on behalf of our clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. He currently manages Large Cap Value approaches and is located in our Radnor office.

Prior to joining Wellington Management in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth Team at Putnam Investments (2003 — 2005). Before that, he worked in their Global Equity Research Department (1997 — 2003).

Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

W. Michael Reckmeyer III, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Mr. Reckmeyer is a portfolio manager on the Value Team. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages Value Equity Income approaches. He works in Wellington's Radnor, PA office. Mr. Reckmeyer announced his plan to retire and withdraw from the partnership of Wellington Management's parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer's portfolio management responsibilities will transition to Matthew Hand, CFA in the months leading up to his departure.

Prior to joining Wellington Management in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services (1986 - 1994). Before that, he worked as an analyst at the State of Michigan Pension Fund (1984  - 1986).

Mr. Reckmeyer earned his MBA (1984) and his BS in mechanical engineering (1981) from the University of Wisconsin. Additionally, he holds the Chartered Financial Analyst designation and is a member of the Philadelphia Financial Analyst Society.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of Hotchkis & Wiley, MFS, T. Rowe Price and Wellington to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Target Portfolios’ and Acquiring Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST MFS Large-Cap Value Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Value Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Hotchkis & Wiley Large-Cap Value Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of June 30, 2021, the management fee rate for the Combined Portfolio would be 0.55% based on the contractual investment management fee rate of the Acquiring Portfolio. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2021, and assuming completion of the Reorganizations on that date, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolios, and is expected to continue to be lower following completion of the Reorganizations.

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Target Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

• By mail, with the enclosed voting instruction card;

• Over the Internet;

• Attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

• By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolios and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment companies registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios are included in the prospectus and SAI for the Trust under file number 033-24962, dated April 26, 2021, and the portions of that prospectus and SAI relating to the Target Portfolios are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolios and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolios and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target Portfolio	Shares/Votes Outstanding
AST MFS Large-Cap Value Portfolio	27,756,638.793
AST T. Rowe Price Large-Cap Value Portfolio	79,112,511.418

Acquiring Portfolio	Shares/Votes Outstanding
AST Hotchkis & Wiley Large-Cap Value Portfolio	29,933,299.910

As of the Record Date, all of the shares of the Target Portfolios and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolios or the Acquiring Portfolio.

Target Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST MFS Large-Cap Value Portfolio	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	8,807,740.506/31.73%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	6,149,529.552/22.16%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	3,906,230.311/14.07%
	Advanced Series Trust AST Quantitative Modeling Portfolio Attn: Edward Campbell	655 Broad Street, 17th Floor Newark, NJ 07102	3,499,119.086/12.61%
	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	3,141,187.386/11.32%
AST T. Rowe Price Large-Cap Value Portfolio	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	35,565,407.532/44.96%
	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	32,634,499.166/41.25%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,199,148.159/5.31%

Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Hotchkis & Wiley Large-Cap Value Portfolio	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	11,742,962.173/39.23%
	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	6,345,291.523/21.20%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	3,323,307.340/11.10%
	Pruco Life Insurance Company Plaz Life Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	2,489,621.373/8.32%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	2,098,583.157/7.01%
	Advanced Series Trust AST Quantitative Modeling Portfolio Attn: Edward Campbell	655 Broad Street, 17th Floor Newark, NJ 07102	1,797,613.715/6.01%

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolios and Acquiring Portfolio for the fiscal ended December 31, 2020 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust’s prior independent registered public accounting firm. The Trust’s financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2021, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST MFS Large-Cap Value Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$24.27		$23.36	$18.06		$20.10		$17.13	$15.10
Income (Loss) From Investment Operations:
Net investment income (loss)	0.15		0.30	0.31		0.29		0.24	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.41		0.61	4.99		(2.33)		2.73	1.79
Total from investment operations	3.56		0.91	5.30		(2.04)		2.97	2.03
Capital Contributions	—		—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)
Net Asset Value, end of period	$27.83		$24.27	$23.36		$18.06		$20.10	$17.13
Total Return(f)	14.67%		3.90%	29.35	%(g)	(10.15	)%(g)	17.34%	13.44	%(g)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$891		$2,133	$1,974		$1,360		$1,579	$1,160
Average net assets (in millions)	$2,037		$1,805	$1,737		$1,537		$1,341	$970
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92	%(i)	0.92%	0.93%		0.93%		0.93%	0.95%
Expenses before waivers and/or expense reimbursement	0.93	%(i)	0.92%	0.93%		0.93%		0.93%	0.95%
Net investment income (loss)	1.13	%(i)	1.39%	1.46%		1.46%		1.29%	1.47%
Portfolio turnover rate(j)	6	%(k)	46%	15%		9%		16%	33%

(a)           Calculated based on average shares outstanding during the period.

(b)           Represents payment received by the MFS Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)           Represents payment received by the MFS Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)           Amount rounds to zero.

(e)           Represents payment received by the MFS Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)            Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)           Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)           Does not include expenses of the underlying funds in which the MFS Portfolio invests.

(i)            Annualized.

(j)            The MFS Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the MFS Portfolio’s portfolio turnover rate may be higher.

(k)           The MFS Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

	AST T. Rowe Price Large-Cap Value Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$17.58		$17.23	$13.68		$15.14		$12.99	$12.24
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12		0.31	0.33		0.26		0.23	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.03		0.14 (l)	3.22		(1.72)		1.92	0.54
Total from investment operations	3.15		0.35	3.55		(1.46)		2.15	0.74
Capital Contributions	—		—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)
Net Asset Value, end of period	$20.73		$17.58	$17.23		$13.68		$15.14	$12.99
Total Return(f)	17.92%		2.09%	25.97	%(g)	(9.64	)%(g)	16.55%	6.13	%(m)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,678		$2,860	$3,090		$1,302		$1,272	$861
Average net assets (in millions)	$2,852		$2,504	$2,451		$1,282		$1,098	$535
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.81	%(i)	0.79%	0.79%		0.88%		0.83%	0.81%
Expenses before waivers and/or expense reimbursement	0.82	%(i)	0.82%	0.84%		0.93%		0.94%	0.96%
Net investment income (loss)	1.26	%(i)	2.05%	2.08%		1.71%		1.65%	1.63%
Portfolio turnover rate(j)	8	%(k)	78%	73%		44%		41%	167%

(a)           Calculated based on average shares outstanding during the period.

(b)           Represents payment received by the T. Rowe Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)           Amount rounds to zero.

(d)           Represents payment received by the T. Rowe Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)           Represents payment received by the T. Rowe Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)            Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)           Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)           Does not include expenses of the underlying funds in which the T. Rowe Portfolio invests.

(i)            Annualized.

(j)            The T. Rowe Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the T. Rowe Portfolio’s portfolio turnover rate may be higher.

(k)           The T. Rowe Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

(l)            The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(m)          Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.

	AST Hotchkis & Wiley Large-Cap Value Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020		2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$33.18		$33.08		$25.54		$29.76		$24.96	$20.83
Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.50		0.51		0.52		0.38	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.94		(0.40	)(b)	7.03		(4.78)		4.42	3.75
Total from investment operations	8.15		0.10		7.54		(4.26)		4.80	4.09
Capital Contributions	—		—		—	(c)(d)(e)	0.04	(e)	—	0.04	(f)
Net Asset Value, end of period	$41.33		$33.18		$33.08		$25.54		$29.76	$24.96
Total Return(g)	24.60%		0.27%		29.52	%(h)	(14.18	)%(k)	19.23%	19.83	%(l)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,315		$2,166		$1,531		$1,704		$1,884	$1,438
Average net assets (in millions)	$2,245		$1,304		$1,599		$1,856		$1,679	$1,264
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.81	%(i)	0.83%		0.82%		0.83%		0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.82	%(i)	0.84%		0.83%		0.83%		0.83%	0.84%
Net investment income (loss)	1.08	%(i)	1.82%		1.71%		1.73%		1.41%	1.57%
Portfolio turnover rate(j)	15	%(m)	58%		16%		44%		33%	43%

(a)           Calculated based on average shares outstanding during the period.

(b)           The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)           Represents payment received by the Acquiring Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)           Amount rounds to zero.

(e)           Represents payment received by the Acquiring Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio’s tax status as a partnership.

(f)            Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)           Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(h)           Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(i)            Annualized.

(j)            The Acquiring Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Acquiring Portfolio’s portfolio turnover rate may be higher.

(k)           Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%.

(l)            Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.

(m)          The Acquiring Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 26, 2021, as Supplemented on September 28, 2021

AST-002-STMT

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”) and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this day of , 2022. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a) Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b) The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c) Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d) Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2. Valuation.

(a) The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b) The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c) The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be        , or such other date as determined in writing by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4. Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a) The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2020, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2021 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e) AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h) The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i) At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5. Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a) The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2020, audited by PricewaterhouseCoopers LP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2021 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e) AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g) The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6. Intentions of AST on behalf of the Portfolios.

(a) At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b) AST intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c) AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d) AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e) AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7. Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio’s shareholders all of such Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f) That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g) That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8. Expenses.

(a) AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2022, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10. Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A

Attest: Melissa Gonzalez, Assistant Secretary	By:
Title:

ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A

Attest: Melissa Gonzalez, Assistant Secretary	By:
Title:

Schedule A

Target Portfolio	Acquiring Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated November 16, 2021

655 Broad Street

Newark, New Jersey 07102

Reorganizations of AST MFS Large-Cap Value Portfolio and AST T. Rowe Price Large-Cap Value Portfolio into the
AST Hotchkis & Wiley Large-Cap Value Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Hotchkis & Wiley Large-Cap Value Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of the Trust), dated November 16, 2021 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST MFS Large-Cap Value Portfolio	MFS Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Portfolio

This SAI relates specifically to the proposed transfer of all of the Target Portfolios’ assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolios’ liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolios will constitute a vote in favor of the liquidation of the Target Portfolios and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of each Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to a Target Portfolio and its shareholders, is referred to herein as the “Reorganization,” and these transactions are collectively referred to herein as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolios and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolios and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 033-24962, dated April 26, 2021 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolios are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolios and the Acquiring for the fiscal year ended December 31, 2020, and the independent auditors’ report thereon, dated February 16, 2021, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186. Unaudited financial statements and accompanying notes for the Target Portfolios for the six-month period ended June 30, 2021, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

Page No.
Investment Restrictions	S-4
Supplemental Financial Information	S-6
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-14

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolios and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the MFS Portfolio

Under its fundamental investment restrictions, the MFS Portfolio will not:

1)             Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the MFS Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2)             Underwrite securities issued by other persons, except to the extent that the MFS Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the MFS Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the MFS Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the MFS Portfolio’s investment policies, or (ii) investing in securities of any kind.

5)             Make loans, except that the MFS Portfolio may (i) lend portfolio securities in accordance with the MFS Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the MFS Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6)             Purchase any security if, as a result, more than 25% of the value of the MFS Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the MFS Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the MFS Portfolio.

If a restriction on the MFS Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the MFS Portfolio assets invested in certain securities or other instruments, or, change in average duration of the MFS Portfolio’s investment portfolio, resulting from changes in the value of the MFS Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit MFS Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the MFS Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the MFS Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the MFS Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the T. Rowe Portfolio

Under its fundamental investment restrictions, the T. Rowe Portfolio will not:

1)             Issue senior securities, except as permitted under the 1940 Act.

2)             Borrow money, except that the T. Rowe Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the T. Rowe Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3)             Underwrite securities issued by other persons, except to the extent that the T. Rowe Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the T. Rowe Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the T. Rowe Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the T. Rowe Portfolio’s investment policies, or (ii) investing in securities of any kind.

6)             Make loans, except that the T. Rowe Portfolio may (i) lend portfolio securities in accordance with the Target Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7)             Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the T. Rowe Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the T. Rowe Portfolio.

If a restriction on the T. Rowe Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of T. Rowe Portfolio assets invested in certain securities or other instruments, or change in average duration of the T. Rowe Portfolio’s investment portfolio, resulting from changes in the value of the T. Rowe Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the T. Rowe Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the T. Rowe Portfolio’s investments in loan participations and assignments.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio will not:

1)             Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;

2)             Buy or sell real estate, commodities, commodity contracts (however, the Acquiring Portfolio may purchase securities of companies investing in real estate);

3)             Purchase securities if the purchase would cause the Acquiring Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies);

4)             Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Acquiring Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or

5)             Invest more than 25% of the value of the Acquiring Portfolio’s assets in one particular industry.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the “‘Comparison of Investment Management Fees and Total Fund Operating Expenses” sections of the Proxy Statement and Prospectus.

The Reorganizations will not result in a material change to each of the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolios is eligible to be held by the Acquiring Portfolio. As part of the Reorganization, the Acquiring Portfolio does not plan to reposition the Target Portfolios following the Reorganization, because the Portfolios have substantially similar investment objectives and substantially similar strategies and policies. Notwithstanding the foregoing, changes may be made to each of the Target Portfolios’ portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization in the ordinary course of business.

There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with Hotchkis & Wiley, MFS, T. Rowe Price and Wellington, pursuant to which PGIM Investments (and not the Combined Portfolio) will pay Hotchkis & Wiley, MFS, T. Rowe Price and Wellington the annualized fees shown below.

Subadviser	Current Contractual Subadvisory Fee Rate	Contractual Subadvisory Fee Rate (effective February 14, 2022)
Hotchkis and Wiley Capital Management, LLC*	0.300% of average daily net assets to $1.5 billion; 0.250% of average daily net assets over $1.5 billion	0.300% of average daily net assets to $500 million; 0.275% of average daily net assets on the next $1.0 billion 0.250% of average daily net assets over $1.5 billion
Massachusetts Financial Services Company**	N/A	0.350% of average daily net assets to $100 million; 0.300% of average daily net assets on the next $400 million; 0.275% of average daily net assets over $500 million
T. Rowe Price Associates, Inc.***	N/A

Sleeve average daily net assets up to $100 million:
0.475% of average daily net assets to $50 million;
0.425% of average daily net assets over $50 million to $100 million

When Sleeve average daily net assets exceed $100 million:
0.375% of average daily net assets

When Sleeve average daily net assets exceed $200 million:
0.325% of average daily net assets

When Sleeve average daily net assets exceed $500 million:
0.30% on all assets to $500 million;
0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:
0.275% of average daily net assets

When Sleeve average daily net assets exceed $1.5 billion:
0.25% of average daily net assets

Subadviser	Current Contractual Subadvisory Fee Rate	Contractual Subadvisory Fee Rate (effective February 14, 2022)

When Sleeve average daily net assets exceed $2.0 billion:
0.245% of average daily net assets

When Sleeve average daily net assets exceed $3 billion:
0.24% of average daily net assets

When Sleeve average daily net assets exceed $4 billion:
0.23% of average daily net assets

When Sleeve average daily net assets exceed $5.5 billion:
0.225% of average daily net assets

When Sleeve average daily net assets exceed $7.5 billion:
0.22% of average daily net assets

Wellington Management Company LLP****	N/A	0.250% of average daily net assets to $500 million; 0.220% of average daily net assets on the next $500 million; 0.200% of average daily net assets over $1.0 billion

*At Board meetings held on September 21-22, 2021, the Board approved an amendment to the Subadvisory Agreement between the Manager and Hotchkis & Wiley to reflect a reduction in the contractual subadvisory fee rate for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022). Such subadvisory fee rate is contingent upon Target Portfolio shareholder approval of each Reorganization.

**MFS: MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:

- AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS)

- AST Balanced Asset Allocation Portfolio (sleeve managed by MFS)

- AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS)

- AST Preservation Asset Allocation Portfolio (sleeve managed by MFS)

- AST Large-Cap Core Portfolio (sleeve managed by MFS)

- AST MFS Global Equity Portfolio

- AST MFS Growth Allocation Portfolio

- AST MFS Growth Portfolio

- AST MFS Large-Cap Value Portfolio

- AST Mid-Cap Growth Portfolio (sleeve managed by MFS)

- AST Mid-Cap Value Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the above listed portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Co-Managers, which withdrawal shall become effective 30 days after such delivery.

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

***T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe, the large cap value strategy assets managed by T. Rowe will be aggregated with the large-cap value strategy assets managed by T. Rowe for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe for the Retirement business of Prudential and its affiliates.

T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio
—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio
—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets up to $20 billion:
—2.5% fee reduction on combined assets up to $1 billion
—5.0% fee reduction on combined assets on the next $1.5 billion
—7.5% fee reduction on combined assets on the next $2.5 billion
—10.0% fee reduction on combined assets on the next $5.0 billion
—12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:
—12.5% fee reduction on combined assets up to $20 billion
—15.0% fee reduction on combined assets on the next $10 billion
—17.5% fee reduction on combined assets over $30 billion

****Wellington: For purposes of calculating the subadvisory fee payable to Wellington with respect to the Large-Cap Value Portfolio, Wellington has agreed to voluntarily reduce its subadvisory fee rates by the following percentages (based on combined aggregate subadvisory fees paid to Wellington: 2.5% up to $15 million, 5% from $15 to $20 million, 7.5% from $20 to $25 million, 10% from $25 to $30 million, and 12.5% over $30 million.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Combined Portfolio

The following table sets forth information about the Combined Portfolio and accounts other than the Combined Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of September 30, 2021. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of September 30, 2021.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	21/$76,619,992,756	None	None	None
	Andrei O. Marinich, CFA	21/$76,619,992,756	None	None	None
	Todd L. Kerin	21/$76,619,992,756	None	None	None
Hotchkis and Wiley Capital Management, LLC	George Davis	22/$19.5 billion 2/$13.2 billion	9/$1.7 billion 2/$32.5 million	47/$9.7 billion 4/$1.3 billion	None
	Judd Peters	22/$19.5 billion 2/$13.2 billion	9/$1.7 billion 2/$32.5 million	47/$9.7 billion 4/$1.3 billion	None
	Scott McBride	22/$19.5 billion 2/$13.2 billion	9/$1.7 billion 2/$32.5 million	47/$9.7 billion 4/$1.3 billion	None
	Patricia McKenna	22/$19.5 billion 2/$13.2 billion	9/$1.7 billion 2/$32.5 million	47/$9.7 billion 4/$1.3 billion	None
Massachusetts Financial Services Company	Nevin Chitkara	15/$81.7 billion	4/$6.6 billion	18/$9.4 billion	None
	Katherine Cannan	12/$77.8 billion	3/$4.7 billion	18/$9.4 billion	None
T. Rowe Price Associates, Inc.	Mark S. Finn, CFA, CPA	10/$54,226,677,893	30/$46,541,956,240	12/$3,562,238,614	None
	John D. Linehan, CFA	18/$40,549,443,296	30/$21,941,204,719	14/$3,297,018,326	None
	Heather K. McPherson	5/$11,112,421,396	19/$5,965,554,110	10/$3,011,956,917	None
Wellington Management Company LLP	Matthew Hand	3/$12,757,143,964	1/$774,768	None	None
	Adam Illfelder	8/$17,132,840,407	3/$373,430,981	1/$25,439,805	None
	Michael Reckmeyer	12/$74,998,066,432 3/$58,050,576,298	6/$665,370,267 1/$127,454	9/$1,473,139,017	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC (“PGIM Investments”)
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•                  Attract and reward highly qualified employees

•                  Align with critical business goals and objectives

•                  Link to the performance results relevant to the business segment and Prudential

•                  Retain top performers

•                  Pay for results and differentiate levels of performance

•                  Foster behaviors and contributions that promote Prudential’s success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Hotchkis and Wiley Capital Management, LLC (“HWCM”)

COMPENSATION DISCLOSURE. The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Funds own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, H&W’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of the Advisor’s other business activities and the Advisor’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis seeks to mitigate the impact of these conflicts on a case by case basis.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Hotchkis utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of H&W’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may benefit certain client accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, H&W will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Massachusetts Financial Services Company (“MFS”)

COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

I.                                        Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

II.                                   Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Mr. Joseph Flaherty, Jr., Mr. Kevin Beatty and Mr. Ted Maloney, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

AST MFS Large-Cap Value Portfolio
Portfolio Manager: Nevin Chitkara
Benchmark: Russell 1000® Value Index

Portfolio Manager: Katherine Cannan
Benchmark: Russell 1000® Value Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd.
T. Rowe Price Japan, Inc.
T. Rowe Price Hong Kong Limited
T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”)

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T.

Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of September 30, 2021.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Thomas and Isch, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Garabedian, Goodman, Illfelder, Marvan, McLane, Reckmeyer, Sullivan and Thomas are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period

AST Mid-Cap Value Portfolio	Russell 2500 Value Index

AST Small Cap Growth Opportunities Portfolio	Russell 2000 Growth Index

AST Global Bond Portfolio	Bloomberg Barclays Global Aggregate Hedged to USD

Core Fixed Income	Bloomberg US Aggregate Bond Index

Large Cap Value	Russell 1000 Value Index

Potential Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Chally, Garabedian, McLane, Meyi, Siegle, Sullivan and Thomas also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Subadvisers’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Subadvisory Agreement filed herewith or incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None

(4) The form of Plan of Reorganization for the reorganization of the Target Portfolios and AST Hotchkis & Wiley Large-Cap Value Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.) and Prudential Investments LLC (now known as PGIM Investments LLC) for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(b) Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investments Services, dated February 22, 2021. Filed as an exhibit to Post-Effective Amendment No. 182 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2021, and is incorporated herein by reference.

(6)(c)(1) Contractual investment management fee waivers and/or contractual expense caps for the AST Hotchkis & Wiley Large-Cap Value Portfolio, AST MFS Large-Cap Value Portfolio and the AST T. Rowe Price Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 15, 2021, and is incorporated herein by reference.

(6)(c)(2) Contractual expense caps for the AST Hotchkis & Wiley Large-Cap Value Portfolio, AST MFS Large-Cap Value Portfolio and the AST T. Rowe Price Large-Cap Value Portfolio. Filed herewith.

(6)(d)(1)(i) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly the AST Large-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(d)(2)(ii) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.

(6)(d)(2)(iii) Form of Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio. Filed herewith.

(6)(d)(3) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement, which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.

(6)(d)(4)(i) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Large-Cap Value Portfolio (formerly, AST Value Equity Portfolio). Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.

(6)(d)(4)(ii) Amendment to Subadvisory Agreement between PGIM Investments and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(7)(b) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(b) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) filed via EDGAR on June 29, 2005 (File No. 33-10649).

(9)(c) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(11) Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.

(12) Form of Opinion and Consent of Goodwin Procter LLP, counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(a)(2) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(g) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 12th day of November, 2021.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 12th day of November, 2021.

Signature	Title	Date

/s/ Timothy S. Cronin*	President and Principal Executive Officer
Timothy S. Cronin

/s/ Susan Davenport Austin*	Trustee
Susan Davenport Austin

/s/ Sherry S. Barrat*	Trustee
Sherry S. Barrat

/s/ Jessica M. Bibliowicz*	Trustee
Jessica M. Bibliowicz

/s/ Kay Ryan Booth*	Trustee
Kay Ryan Booth

/s/ Stephen M. Chipman*	Trustee
Stephen M. Chipman

/s/ Robert F. Gunia*	Trustee
Robert F. Gunia

/s/ Thomas T. Mooney*		Trustee
Thomas T. Mooney

/s/ Thomas M. O’Brien*		Trustee
Thomas M. O’Brien

/s/ Christian J. Kelly*		Treasurer, Principal Financial and Accounting Officer
Christian J. Kelly

*By:	/s/ Melissa Gonzalez	Attorney-in-Fact	November 12, 2021

* Pursuant to Powers of Attorney filed herein as Exhibit.

Exhibits

Exhibit Number	Description

(6)(c)(2)

Contractual investment management fee waivers and/or contractual expense caps for the AST Hotchkis & Wiley Large-Cap Value Portfolio, AST MFS Large-Cap Value Portfolio and the AST T. Rowe Price Large-Cap Value Portfolio.

(6)(d)(2)(iii)

Form of Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Goodwin Procter LLP, counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLC, of Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.